Axalta Coating Systems Ltd. Investor Presentation Second Quarter 2017 Exhibit 99.1

PROPRIETARYAXALTA COATING SYSTEMS 2 Legal Notices Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to 2017 financial projections, including execution on our 2017 goals as well as 2017 net sales, net sales excluding FX, Adjusted EBITDA, interest expense, tax rate, as adjusted, free cash flow, capital expenditures, depreciation and amortization, diluted shares outstanding, cost savings, contributions from acquisitions, raw material cost increases, and related assumptions. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control including, but not limited to, the risks and uncertainties described in "Non-GAAP Financial Measures," and "Forward-Looking Statements" as well as "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2016 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2017. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Adjusted EBITDA consists of EBITDA adjusted for (i) non-operating income or expense, (ii) the impact of certain non-cash, nonrecurring or other items that are included in net income and EBITDA that we do not consider indicative of our ongoing performance and (iii) certain unusual or nonrecurring items impacting results in a particular period. We believe that making such adjustments provides investors meaningful information to understand our operating results and ability to analyze financial and business trends on a period-to-period basis. Our use of the terms net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt may differ from that of others in our industry. Net sales excluding FX, EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Axalta does not provide a reconciliation for non-GAAP estimates for net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow or tax rate, as adjusted, as-reported on a forward-looking basis because the information necessary to calculate a meaningful or accurate estimation of reconciling items is not available without unreasonable effort. For example, such reconciling items include the impact of foreign currency exchange gains or losses, gains or losses that are unusual or nonrecurring in nature, as well as discrete taxable events. We cannot estimate or project those items and they may have a substantial and unpredictable impact on our US GAAP results. Segment Financial Measures The primary measure of segment operating performance is Adjusted EBITDA, which is a key metric that is used by management to evaluate business performance in comparison to budgets, forecasts and prior year financial results, providing a measure that management believes reflects Axalta’s core operating performance. As we do not measure segment operating performance based on Net Income, a reconciliation of this non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP is not available. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission.

Axalta: Celebrating 150+ Years Of Coatings Excellence

AXALTA

1900-1970s

1900s: Begin nitrocellulose lacquer manufacture; permanent colors® - first breakthrough enamel technology

1920s: Duco® paints (U.S.) and Permaloid®paints manufactured by Spies Hecker® (Germany) introduced as sprayables

1950s: Standox® paints launch premium line; First to develop L,a,b color equations: The foundation of modern color science

2000-2012

- Formulate super-high solids coatings for OEMs
- Introduce Imron® Elite finishes
- Launch ChromaPremier® Pro system for high-volume customers
- Acquire Plus™ EFX spectrophotometer to enhance accuracy in color matching

2014-2017

- November 2014 IPO (NYSE: AXTA)
- Expand capacity in China, Germany, Mexico and Brazil
- Build Asia-Pacific Technology Center in Shanghai
- Acquire Metalak (Netherlands), ChemSpec, Dura Coat & United Paints interior plastics division (U.S.), HIPIC (Malaysia) & other smaller transactions
- Announce Global Innovation Center in Philadelphia, PA
- Announce investment in India to double capacity
- Introduce Ganicin™ corrosion-resistant coating system for industrial applications
- Launch AquaEC 6100
- Enhance powder coating facility in Montbrison, France
- Introduce Syrox™ mainstream waterborne coatings solution










Cromax
Cromax Pro
WB2040


AXALTA
AXTA
NYSE

1866

Herberts founded - the original producer of Standox® paints

1980-1990s

- Imron® enamel introduced
- Alesta® powder coatings launched
- Introduced 1st spectrophotometer
- First waterborne OEM coatings in U.S.
- Cromax® waterborne refinish basecoat introduced
- Acquires Herberts coatings businesses (EMEA)

2013

- Axalta Coating Systems becomes an independent company
- New global headquarters in Philadelphia, PA
- Replacement of key executive leadership positions
- Introduction of end-market focus and leadership

AXALTA COATING SYSTEMS 3 PROPRIETARY

Axalta's Corporate Transformation: Carve-out & The First Two Years

AXALTA

~2000 - 2012	2013 - 2014	
Predecessor Company	The Carve Out	Key Early Decisions

Non-Core Division

- Run & Maintain
- Capital Constrained
- Regional Structure
- Risk Aversion, Low Growth

The Carve Out

- Completed separation
- New leadership team
- Initial growth strategy
- Incentives realigned
- Global re-branding

Key Early Decisions

- Major Cap-Ex Projects
- MSO Strategy for Refinish
- End-Market Leadership

AXALTA COATING SYSTEMS 4 PROPRIETARY

Post Carve-Out: The Second Two Years

2015 - 2016

AXALTA

Operating Transformation

- Focused on Profitable Growth
- The Axalta Way
- First M&A Deals
- New Operations Leadership
- Pushing Through Roadblocks

\+

Corporate Transformation

- Carlyle Sell-down / New Ownership Base
- Board Transformation
- Leadership Evolution / Organization Maturity

Significant Progress During Period of Emerging Markets and FX Turmoil

AXALTA COATING SYSTEMS 5 PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS Refinish $1.7 B (41%) Industrial $0.7 B (18%) Body Shops Light Vehicle $1.3 B (33%) CV $0.4 B (8%) Performance Coatings General Industrial, Electrical Insulation, Architectural Transportation Coatings Adjusted EBITDA1,2 - $554 M (23% Margin) Adjusted EBITDA1,2 - $353 M (21% Margin) Light Vehicle / Automotive OEMs Truck, Bus, Rail, Off-road OEMs ____________________________________________________________________________________________________________ 1. Financials for FY 2016, all sales data refers to Net Sales 2. Consolidated Adjusted EBITDA reconciliation can be found in the Appendix Axalta – A Global Leader In Coatings $2.4 Billion, 59% of Sales $1.7 Billion, 41% of Sales 6

PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Future State: A Global High-Performing Coatings Leader Consistent Growth Margin Expansion Effective Capital Allocation Enhanced Shareholder Returns Axalta’s Vision To maximize our customers’ productivity and product functionality by offering them innovative coatings solutions and best-of-class service 7

PROPRIETARYAXALTA COATING SYSTEMS Grow the Business, Refine The Cost Structure  Growth Supported by Clear Strategies, Greater Resources  Market Share Gains in Core Markets From Innovation, Service Execution  Emerging Markets Focus for Long Term Opportunity  Globalizing Existing Products to Reach Underserved Markets  Optimizing Procurement  Streamlining Organization  Refining Operating Model  Global Fit-For-Purpose Cost Structure Profitable Growth Underpinned by Both Top and Bottom Line Initiatives 8 Enhance ProductivitySet a Cadence of Growth

Cost Initiatives To Enhance Productivity & Efficiency

2013 → **2017**

Initial carve-out actions:

- Restructure EMEA
- Globalize Procurement
- Eliminate Stranded Costs

Fit-For-Growth (Europe): $100 million targeted savings

- Right-size staffing levels + wage & benefit restructuring
- Rationalize manufacturing and logistics
- Invest in automation

The Axalta Way: $100 million targeted savings

- Axalta's permanent business process for continuous improvement
- Implement Lean tools to enhance productivity and improve ROIC
- Opportunities in commercial excellence, procurement, SG&A

→ ~$50 million incremental savings

Completing Axalta Way Phase I in 2017 with Remaining ~$50 million in Productivity Savings

AXALTA COATING SYSTEMS 9 PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS Key Goals For 2017 Outgrow our End-markets Stated Objective Expected Results Drive Excellent Customer Service & Innovation Maintain Active Operating Cost Discipline Execute on Structural Savings Disciplined Capital Allocation Continue FCF and Financial Discipline  New product introductions, broader global market penetration, benefit from consolidation in key end-markets  Begin rollout of global operating model, complexity reduction, active cyclical cost discipline, and footprint optimization  Continue to execute on structural cost savings through productivity initiatives  Target more bolt-on M&A deals for $100+ million in cumulative spend  Focus on FCF and maintain leverage goals; begin to accelerate alternative capital allocation beyond debt reduction  Maintain focus on customer productivity and offering a broad and deep product choice 10

PROPRIETARYAXALTA COATING SYSTEMS Axalta Operates Fundamentally Strong Businesses Global Market Leadership Positions Significant Competitive Advantages A Service-Led Business Model Structurally Attractive Global End Markets Highly Variable Cost Structure & Low Capital Intensity 11

PROPRIETARYAXALTA COATING SYSTEMS Global Market Leadership Positions Axalta’s Global Scale Enables Market Leadership _______________________________________________ Information as of FY 2016, all sales data refers to Net Sales 1. Mexico is included in Latin America 2. Includes 12 JV facilities.  44 manufacturing facilities  47 customer training sites  4 technology centers  ~13,000 employees, 130+ countries North America1 35% Sales Latin America1 11% of Sales Asia Pacific 18% of Sales EMEA 36% of Sales Manufacturing Facility2 Technology Center 12

PROPRIETARYAXALTA COATING SYSTEMS Global Market Leadership Positions Peer 1 Axalta Peer 2 Peer 3 Other ~90% of Sales from Markets Where Axalta Has #1 or #2 Global Share Axalta Peer 1 Peer 2 Peer 3 Other Performance Coatings: Refinish Transportation Coatings: Light Vehicle #1 __________________________________ Source: Orr & Boss, Axalta estimates (2016) #2 Performance Coatings: Industrial Transportation Coatings: Commercial Vehicle  #2 in powder coatings globally  #2 in energy solutions coatings globally  #2 in industrial e-coat globally  #1 supplier to North America heavy duty truck market  Leading supplier to other offroad vehicle niches 13

Significant Competitive Advantages

Product		Process	Distribution & Technical Services	
Technology Innovation	**Extensive Formulation Database**	**Deep Process Technology Knowledge**	**Go-To-Market With Strong Brands**	**Differentiated Technical Support**
	 60+		Cromax, Spies Hecker, Standox, Nason finishes, Imron	
▪ 1,300+ technology employees ▪ 600+ patents, 350+ trademarks ▪ $165+ million annual spend	▪ 4+ million color variations ▪ Hundreds of formulations in automotive & industrial	▪ 44 plants on 5 continents ▪ Significant legacy capital investment ▪ Process technology is hard to replicate	▪ Deep coatings heritage since 1866 ▪ Broad global brand portfolio	▪ Dedicated employees in OEM plants ▪ Technical support to body shops

Differentiated Franchise with Global Scale and Strong Competitive Advantages

AXALTA COATING SYSTEMS 14 PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS Industry Trends Axalta Technologies OEM Vehicle Light-Weighting  Broad substrate coating applicability for next generation materials Growth in Multi-Shop Operators (MSO)  Axalta’s waterborne technology improves MSO shop productivity and our national coverage enables high service levels Significant Competitive Advantages More Complex Colors  Integration with OEMs grows color library  Advanced color matching technologies critical to body shop supplier selection  Our technology enables OEMs to reduce capital intensity, footprint, and energy use OEMs Seek Continuous Productivity Improvement Government Regulation: VOC Limits  Complete VOC compliant portfolio for both Refinish and OEM Broad Technology Portfolio Well-Positioned to Benefit From Industry Trends 15

PROPRIETARYAXALTA COATING SYSTEMS A Service-Led Business Model Critical Functionality at a Relatively Low Cost 1 Compelling Value Proposition Where Product Cost is Not the Main Driver Light & Commercial Vehicle: <1% of a new vehicle’s cost Industrial: Critical to function, durability, safety & compliance Refinish: 5%-10% of total repair cost Body Shop OEM Plant Service is Key in Both Refinish and OEM End-Markets Painter Training Shop Productivity Shop Layout Paint Mixing Line Service Technical Services 16

PROPRIETARYAXALTA COATING SYSTEMS Structurally Attractive Global End-Markets Strong Coatings Growth Outlook Long Term Alignment With Global Growth  Refinish: Car parc, miles driven, and collision rates  Light Vehicle: Emerging economies and middle classes; ongoing consumer strength in developed markets  Commercial Vehicle: Global consumer markets expanding; infrastructure growth; professionalized logistics management  Industrial: Global GDP and industrial production; application sophistication with enhanced functionality and durability Diverse Industry Growth Drivers Commercial Vehicle Light Vehicle Refinish Industrial 5.4% 3.8% 2.9% 2.7% CAGR Coatings Industry Sales ($ in Billions) _____________________________ Source: Orr & Boss (2016), Axalta estimates 7.7 8.6 7.8 8.7 3.3 3.8 23.3 28.8 2016 2020E 17

PROPRIETARYAXALTA COATING SYSTEMS Highly Variable Cost Structure & Low Capital Intensity  ~45-55% of COGS come from variable raw material inputs  Utilize temporary labor to enable wage structure flexibility  Toggle other costs as needed in a downturn, including both variable and semi-fixed Low Capital Intensity  Capex at $136 million is 3.3% of sales, but only 1.2% for maintenance capex  Batch production process is inherently flexible  Capacity additions are very modular to minimize stranded cost impacts Variable Cost Structure Well Positioned to React to Cyclical Downturns 18

PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Evolution Is Grounded In Fundamental Goals Focus on operational excellence and foster a culture of accountability Axalta’s Strategy Grow in targeted industrial coatings segments via organic growth and selective acquisitions Move into attractive adjacencies by leveraging our global technology and service capabilities Grow in existing markets with our industry-leading products and services 19

Axalta's Strategy: Grow Core Products & Markets

Refinish

Axalta MSO Market Share


2013
Today

Source: Axalta estimates

- Axalta is gaining share by partnering with market winners
- Our value proposition remains strong with all refinish market channels

Light Vehicle



- Axalta has demonstrated growth with key business wins

Heavy Duty Truck

North America Heavy Duty Truck Market


Peer 3
Other
Peer 2
Peer 1
Axalta
#1

Source: Orr & Boss, Axalta estimates

Heavy Duty Truck Production

(Vehicles in Thousands)


707
The China market is ~3.5x North America
201
North America
China

Source: LMC Automotive (2017E)

Strong Momentum Driven by Customer-Centric Approach

AXALTA COATING SYSTEMS
20
PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS Emerging Markets, 29% Axalta’s Strategy: Accelerate Growth In Emerging Markets China Example Light Vehicles, Per 1,000 People China Car Parc (thousands) 743 263 230 129 61 19 United States Central & Eastern Europe Mexico Brazil China India Damaged Vehicles Per 1M km Driven (2011) Axalta 2016 Net Sales Emerging Market Growth Coatings Market ($ Billions) Significant Emerging Markets Growth Opportunity Significant Opportunity  Rapid growth of middle-classes in emerging economies  Increased vehicle penetration per capita  Expansion of car parc  Elevated collision rates vs. developed markets United States Brazil China___________________________Source: Orr & Boss (2016) _________________________________________ Source: LMC Automotive (2013), World Bank (2013) ____________________ Source: Axalta estimates ___________________________ Source: LMC Automotive (2016) $21.1 $22.4 $23.8 $25.3 $26.8 2016 2017E 2018E 2019E 2020E 21 136 156 176 197 219 242 267 291 317 2013A 2015A 2017E 2019E 2021E

PROPRIETARYAXALTA COATING SYSTEMS Architectural Axalta’s Strategy: Targeted Industrial Coatings Expansion Growth from Leveraging Our Product Portfolio in Underserved Markets  Strong product portfolio in powder, liquid, and e-coat  Implemented global end-market business structure to capitalize on opportunities  Leveraging existing technology and enhanced sales organization to grow A Broad Industrial Portfolio Electrical Insulation Agricultural, Construction, & Earthmoving Equip (ACE) Oil & Gas Coil 22

PROPRIETARYAXALTA COATING SYSTEMS  Ongoing productivity – The Axalta Way  Operating system design and rollout  R&D / Innovation enablers  Salesforce refinement & investment  Balanced manufacturing footprint  Enhanced IT tools  Complexity reduction Leadership & Culture  Tone set by senior leaders  Independence with accountability  Leadership stabilized across the matrix  Supporting and educating our people  Talent roadmaps to sustain and grow  Refining the culture deeper in the company Organization & Operations Employees Feel the Effect of Our Focus and Accountability 23 Axalta’s Strategy: Focus On Operating Excellence

Financial Overview

PROPRIETARYAXALTA COATING SYSTEMS Axalta Today: Shifting Gears To Larger Projects Underlying Market Growth Core Market Growth Operational Improvements Tuck-in Organic Levers For Growth Inorganic / M&AMargin Levers Growth + Margins + Allocation Focus = Best-in-class Shareholder Returns 25 Optimized Capital Allocation & ROIC Axalta Way Bolt-on Strategic Partnerships Geographic Expansion Globalize Local Products Innovation / New Products Business Mix Shifts Complexity Reduction

AXALTA COATING SYSTEMS Q1 Consolidated Results Financial Performance Commentary Net Sales Variance $1,008 $956 FXQ1 2016 Q1 2017PriceVolume 26 Net sales led by volume growth  Solid volume growth across both segments in all regions  Acquisitions contributed 4.5% to overall volume growth  Positive pricing contribution from Refinish offset by pricing concessions and product mix across other end- markets  2.2% unfavorable currency impact shows moderating impact versus prior two years +8.9% (1.2%) (2.2%) +5.5% ($ in millions) 2017 2016 Incl. F/X Excl. F/X Performance 586 543 8.0% 11.0% Transportation 421 413 2.1% 3.2% Net Sales 1,008 956 5.5% 7.7% Net Income (1) 64 31 Adjusted EBITDA 203 195 4.3% (1) Represents Net Income attri utable to Axalta Q1 % Change

The Axalta Way: Driving Towards World Class Productivity

Cumulative Productivity Savings
($ millions)


$37
$89
~$150
~$200
Continued progress
2014
2015
2016
2017E
2018E

The Axalta Way: "A focused approach to doing business that drives profitability by improving our efficiency, productivity, and growth opportunities every day, wherever we do business"

AXALTA COATING SYSTEMS
27
PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS  Major Capex projects completed in 2016  Asia Pacific Technology Center  Argentina – New Manufacturing Site  Major Capex projects planned for 2017  Global Innovation Center  Jiading – WB Expansion  Savli – OEM Manufacturing & Laboratory Capital Expenditures Capex by Year and Category ($ in millions) Commentary $59 $60 $53 $50 $48 $12 $53 $39 $48 $85 $38 $75 $46 $39 $26 $109 $188 $138 $136 $160 2013 2014 2015 2016 2017E Maintenance Growth Productivity 28 Prioritization Of Capital Spending; Focus On High IRR Capex

PROPRIETARYAXALTA COATING SYSTEMS Notes: 1) ROIC = Net Operating Profit After Tax (NOPAT) / (Total Debt + Preferred Stock + Minority Interest + Equity); 2) AXTA total capital excludes identified intangible assets; 3) Data as of LTM Q4 2016  Axalta’s ROIC is penalized by the February 2013 LBO and related asset step-up from purchase price accounting  Drivers of ROIC upside:  Growth in NOPAT from ongoing business execution  Effective capital allocation: Organic investments, return accretive M&A, and focus on asset efficiency  We believe that over time we can achieve returns in excess of the peer group averages Return on Invested Capital (ROIC) Commentary NOPAT ROIC (LTM) 34.2% 19.2% 17.0% 16.7% 12.9% SHW PPG VAL RPM AXTA 29 Effective Capital Allocation Should Drive Improved Returns

PROPRIETARYAXALTA COATING SYSTEMS Debt Reduction Organic Investment Capex / R&D M & A Dividends - No current dividend Share Repurchases - Offset dilution - Opportunistic buys Leverage in excess of target and no immediate investment? Investment opportunity that exceeds hurdle rate? Share price greater than fair value? Free Cash Flow No Excess Yes Yes Yes No 30 Axalta Today: Focus On Capital Allocation

AXALTA COATING SYSTEMS Debt and Liquidity Summary Capitalization 31 Comments (1) Assumes exchange rate of $1.073 USD/Euro (2) Total Net Debt = Total Debt minus Cash and Cash Equivalents (3) Total Net Leverage = Total Net Debt / LTM Adjusted EBITDA ($ in millions) @ 3/31/2017 Maturity Cash and Cash Equivalents $439 Debt: Revolver ($400 million capacity) - 2021 First Lien Term Loan (USD) 1,514 2023 First Lien Term Loan (EUR) (1) 425 2023 Total Senior Secured Debt $1,939 Senior Unsecured Notes (USD) 490 2024 Senior Unsecured Notes (EUR) (1) 353 2024 Senior Unsecured Notes (EUR) (1) 474 2025 Capital Leases 40 Other Borrowings 11 Total Debt $3,307 Total Net Debt (2) $2,868 LTM Adjusted EBITDA $915 Credit Statistics: Total Net Leverage (3) 3.1x  Debt principal levels consistent with December 31, 2016  Interest rate hedges: New caps executed in March become effective when current swaps/caps mature at Q3 end – in place through December 2019

Completed Acquisitions To Date

Target		End-Market	Geography	Company Overview
Grupo DuWest	DuWest Performance Coatings	Ref/Ind/CV	Latin America	Manufacturer/distributor of refinish and architectural coatings in Central American countries
metalak partner in proces	Metalak Benelux BV	Refinish	EMEA	Axalta's exclusive distributor for Spies Hecker in the Netherlands and Flanders
Chem Spec USA	ChemSpec North America	Refinish	North America	Ohio-based refinish manufacturer
HIPIC Automotive Paint	High Performance Coatings	Refinish	Asia Pacific	Leading local producer of refinish coatings in Malaysia and Indonesia
United Paint	United Paint (interior plastics division)	Light Vehicle	NA/LA/AP	Leading North America supplier of automotive interior coatings; strong position in North American OEM's
Dura Coat Products Inc	Dura Coat Products	Industrial	North America	Leading independent supplier of coil coatings in North America
Ellis Ellis Paint Company	Ellis Paint Company	Ind/Ref	North America	Leading niche California-based industrial and refinish coatings manufacturer
Century Industrial Coatings	Century Industrial Coatings	Industrial	North America	Texas-based storage tank, hardboard, structure steel, wood, and OEM coatings manufacturer

AXALTA COATING SYSTEMS
32

AXALTA COATING SYSTEMS Full Year 2017 Guidance  Net sales growth includes incremental M&A contribution of 2-3% from completed transactions  Margin expansion driven by volume, price, and ongoing cost reduction initiatives  Headwinds to margins from moderate input cost inflation, modest sales mix changes, and foreign currency  Tax rate, as adjusted, benefits from full year effect of actions completed in 2016  Free cash flow expansion from Adjusted EBITDA growth and lower interest expense; slightly offset by employee separation payments ($ millions) 2016A 2017E Net Sales, ex FX 4.3% 4-6% Tax Rate, As Adjusted 24% 22-24% Free Cash Flow $423 $440-480 Cash flow from operations less capex Comments on Drivers Interest Expense $178 ~$150 Adjusted EBITDA $907 $930-980 Net Sales (0.3%) 1-3% Capex $136 ~$160 33 Diluted Shares (millions)(1) 244 246-249 D&A $322 $335 (1) Reflects adoption of ASU 2016-09, which contributed 1.7 million shares of dilution

Performance Coatings: Refinish

PROPRIETARYAXALTA COATING SYSTEMS Projected Industry Sales ($ in billions) Asia Pacific EMEA North America 4.7% 3.4% 1.5% 2.3% ’16–‘20E CAGR ___________________________________ Source: Orr & Boss; Axalta estimates Latin America 2.7% Axalta Global Refinish Dynamics  Strong heritage through Herberts acquisition in 1999  Diverse region with both mature and developing markets  Environmental regulations drive waterborne coatings adoption  MSOs gaining share and Axalta benefits directly  Continued strong core products serve the entire collision market  Leading VOC-compliant products meet environmental regulation shifts  Growth driven primarily by expansion of the Chinese car parc  Significant OEM influence in collision repair industry  Opportunity for growth in mainstream and economy product lines  Mexico and Brazil represent Axalta’s largest markets  Price increases help offset inflation and currency devaluation  Under-representation in the economy segment represents opportunity E M E A N A A P A C L a t A m $2.2 $2.3 $2.4 $2.4 $2.4 $2.8 $2.9 $2.9 $3.0 $3.0 $0.9 $1.0 $1.0 $1.0 $1.1 $1.7 $1.8 $1.9 $2.0 $2.1 2016 2017E 2018E 2019E 2020E $7.7 $7.9 $8.2 $8.4 $8.6 35 The Global Refinish Market Is Growing

Axalta Has A Very Strong Position In Refinish Globally

AXALTA

Global Share Position

Refinish Industry Sales: ~$7.7 billion



#1
Axalta 25%
Peer 1 19%
Peer 2 11%
Peer 3 11%
Peer 4 4%
Other 30%

Source: Orr & Boss (2016); Axalta estimates

Key Market Trends

- Drivers include size of car parc, miles driven, and accident rates
- Industry dynamics favor stable competition in most markets
- Focus on innovation and service to increase body shop productivity
- Increasing environmental regulation drives technically advanced high-productivity coatings adoption

Axalta's Strategies For Growth

- Grow our leadership position in premium product segments
- Increase market share in under-represented countries and markets
- Expand mainstream and economy product penetration
- Leverage customer consolidation trends in key regions
- Focus on strengthening and expanding our distribution channel relationships

AXALTA COATING SYSTEMS

36

PROPRIETARY

Refinish Products: The Paint Layers & Process

The Refinish Paint Process


Clearcoat 35 – 50µm
Basecoat 14 – 30µm
Primer Surfacer 20 – 35µm
E-Coat, CED 20 – 30µm

Clearcoat: Protects basecoat from the elements, gives automobile its lustrous look

Basecoat: Creates automobile's color and aesthetics

Primer Surfacer: Protects automobile from visible and UV light, improves surface smoothness, increases topcoat adhesion







AXALTA COATING SYSTEMS 37 PROPRIETARY

Performance Coatings: Industrial Coatings

PROPRIETARYAXALTA COATING SYSTEMS ’16-’20E CAGR($ in billions) Asia Pacific EMEA North America 6.7% 5.2% 3.2% 3.2% 5.4% _____________________________ Source: Orr & Boss; Axalta estimates Latin America The Overall Industrial Coatings Market is Expected to Grow 39 The Industrial Coatings Market $3.3 $3.5 $3.6 $3.7 $3.8 $5.3 $5.5 $5.6 $5.8 $6.0 $0.8 $0.9 $0.9 $1.0 $1.0 $13.9 $14.8 $15.8 $16.9 $18.0 2016 2017E 2018E 2019E 2020E $28.8 $27.3 $25.9 $23.3 $24.6

Industrial Coatings: A $28 B Market Opportunity For Axalta



($ billions)
Oil & Gas $3.5
Coil $4.5
ACE $1.5
Architectual $1.5
Electrical Insulation $2.0
General Industrial $15.0

	Product Examples	Market Drivers
General Industrial	▪ Metal furniture ▪ Appliances ▪ Shelving/ racking ▪ Electrical boxes	▪ GDP ▪ Industrial production
Electrical Insulation	▪ Electric motors ▪ Transformers	▪ Electric motor production ▪ Power transmission production
Architectural	▪ Commercial building windows and curtain walls ▪ Residential windows and doors	▪ Commercial construction ▪ Residential construction starts
ACE	▪ Construction equipment ▪ Agricultural equipment ▪ Mining equipment	▪ GDP ▪ Industrial production
Coil	▪ Commercial / residential siding ▪ Garage doors ▪ Gutters, downspouts, lighting housings ▪ Appliances	▪ GDP ▪ Construction
Oil & Gas	▪ Deep sea pipelines ▪ Oil well conveyance lines	▪ Infrastructure growth ▪ Population growth ▪ Pipeline projects

Source: Coatings World, Axalta estimates

AXALTA COATING SYSTEMS 40 PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS General Industrial 50% Architectural 19% Electrical Insulation 12% ACE 8% Coil 7% Oil & Gas 4% Net Sales by Segment Industrial Coatings Drivers Volume growth driven by global GDP and Industrial Production  China drives >40% of global industrial coatings consumption  Commercial architectural market has seen ongoing recovery Coatings suppliers are consolidating  Consolidation driven by scale advantages and globalization of some end-markets; many niches remain regional and fragmented Technology innovation is a catalyst for growth  Drivers include demand for environmentally sustainable products, customer focus on productivity, improved corrosion and wear resistance and enhanced color choices Customers are globalizing  Local product must meet global specifications consistently across regions Global infrastructure growth is driving demand  High temperature resistance required for energy applications  Demand for electrical insulation products linked to infrastructure 41 Axalta’s Industrial Business Today

PROPRIETARYAXALTA COATING SYSTEMS Growth Priorities & Strategies Agricultural, Construction & Earthmoving Equipment (ACE)  Expand approval portfolio with multiple coatings technologies  Utilize global footprint to target new business in all regions Architectural  Market our powder coatings to architects (an environmentally friendly alternative)  Expand color range to compete with liquid alternatives Electrical Insulation Systems (EIS)  Continue to build global capability  Target sub-segments with above average growth rates Oil & Gas  Build on leading technology position for exterior pipe coatings  Establish strong global network to service end users / specifiers General Industrial  Accelerate globalization of key GI sub- segments  Develop industry leadership in high durability, corrosion – resistant coatings Coil  A top 4 player in U.S. market  Focus on value added premium segments where customers value durability and long product life 42 Axalta Industrial: Where We Are Going…

Transportation Coatings Overview

PROPRIETARYAXALTA COATING SYSTEMS Global co-lead supplier to OEMs Transportation Light Vehicle  Original Equipment Manufacturers  Plastics and composite materials  Metal coatings #1 global supplier to heavy duty truck and bus segments Commercial Vehicle  Commercial trucks  Rail  Bus  Utility trucks  Recreational / off-road and pleasure craft  General aviation Synergies Global OEM Alliances Focused Support Models Market Drivers 44 Segment Overview

Transportation Summary



The global transportation market is projected to grow ~3.4% CAGR through 2019

- Demand drivers include
  - ✓ Global GDP
  - ✓ Vehicle replacement cycles
  - ✓ Growth in emerging markets
  - ✓ Infrastructure spending



Axalta is a leading global OEM coatings provider

- 17% global light vehicle market share with strong OEM relationships in all regions
- #1 player globally in heavy duty truck and bus
- Extensive portfolio of technologies fit for purpose in each market



Axalta is actively transforming its business for profitable growth

- Moved from regional structure to global leadership
- Improved alignment with strategic and underserved customers
- Building capability and footprint in high growth regions
- Expanding global brand strategy



Progress to date has been strong

- Showing results to date through business wins and global launches
- Strong earnings contribution underscores focus on profitable growth
- Capacity investments to support growth in all regions

AXALTA COATING SYSTEMS 45 PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS Market Growth: Light Vehicle Market Growth: Commercial Vehicle _____________________________ Source: Orr & Boss; Axalta estimates Asia Pacific Latin America EMEA North America 3.9% 3.1% 2.3% 1.5% 2.9% ($ in billions) ’16–‘20E CAGR ($ in millions) Asia Pacific EMEA North America 3.7% 5.9% 2.9% 3.5% 3.8% ’16–‘20E CAGR _____________________________ Source: Orr & Boss; Axalta estimates Latin America $1.5 $1.5 $1.5 $1.6 $1.6 $2.3 $2.3 $2.4 $2.5 $2.5 $0.5 $0.5 $0.6 $0.6 $0.6 $3.5 $3.6 $3.7 $3.9 $4.0 2016 2017E 2018E 2019E 2020E $8.7 $8.5$8.2$8.0 $7.8 $781 $799 $830 $862 $896 $588 $602 $620 $639 $658 $378 $398 $424 $472 $475 $1,519 $1,576 $1,634 $1,695 $1,756 2016 2017E 2018E 2019E 2020E $3,785 $3,668$3,508 $3,375$3,265 46 Structurally Growing Markets

PROPRIETARYAXALTA COATING SYSTEMS  Volatile organic compounds (VOCs)  Toxic substances  Coatings for new lightweight materials to improve fuel economy Government Regulations Emerging Markets Industry Globalization Demand for Productivity Color and Protection  Near-term uncertainty (Brazil, Russia, China)  Long-term growth  Global vehicle platforms  Global color palettes  Global (and local) coating approvals  Improved first time quality  Energy, capital, labor, materials savings for customers  Consumers demand aesthetics and style  Extended vehicle life / warranty 47 Key Market Trends

PROPRIETARYAXALTA COATING SYSTEMS Global Share Axalta 31%  Axalta is a global leader in transportation coatings  Globalizing and harmonizing our coatings technology  Bringing brighter colors and more effects to color design  Aligning global R&D and product management around voice-of-customer  We are customer focused and growth oriented  Strong global leadership team and local capability  Global customer account teams implemented with clear growth metrics  Building senior level customer relationships  Strong launch capability and execution  Robust business systems and competitive analysis implemented  Creating a culture and infrastructure to support growth HDT and Bus Axalta 17% Light Vehicle 48 Transforming A Global Coatings Supplier

PROPRIETARYAXALTA COATING SYSTEMS  Gain share with existing customers  Grow underserved customers and regions  Align product technology to evolving customer and market needs  Increase content per vehicle  Leverage “what good looks like” into new regions, customers, and markets Strategies Key Tactics / Programs  Build capabilities in global and regional roles  Expand decorative and functional coatings  Best-in-class line service excellence  Localize supply chain ensuring competitive cost structure  Drive complexity management discipline  The Axalta Way: “run it like we own it” 49 Vision Is Above-Market Growth

Segmenting Our Markets

	Light Vehicle	HDT	Specialty OEM	Bus	Rail	General Aviation	Body Builders & Trailers
Estimated Market Size	$7,800M	$600M	$550M	$200M	$600M	$45M	$400M
Product Examples	▪ Passenger cars ▪ Pick-ups / SUVs ▪ Light commercial vehicles ▪ Component parts	▪ EM class 4-8 truck manufacturing	▪ RV ▪ Truck caps ▪ Power sports ▪ 2 & 3 Wheelers ▪ Specialty LV	▪ Bus – OEM ▪ Bus repair / refurbishment	▪ Locomotive passenger rail ▪ Metros ▪ Streetcars	▪ Fixed wing propeller ▪ Helicopters ▪ Business jets	▪ Trailers ▪ Truck body builders



Global
Leading
Top 5
Below top 5
NAFTA EMEA LA AP
NAFTA EMEA LA AP
NAFTA EMEA LA AP
NAFTA EMEA LA AP
NAFTA EMEA LA AP
NAFTA EMEA LA AP
NAFTA EMEA LA AP



Source: Orr & Boss (2016), IRFAB, and Axalta estimates

AXALTA COATING SYSTEMS
50
PROPRIETARY

We Are Growing With Segment Specific Strategies In Our Target Markets

AXALTA

Light Vehicle



- Grow in automotive parts market
- China expansion through domestic OEMs
- AP expansion beyond China
- Gain approvals with underserved customers
- Strengthen service capability

Heavy Duty Truck (HDT)



- Leverage global accounts
- Gain share in tier part suppliers
- China growth via Kinlita JV
- China HDT volume is three times NA
- Leverage Imron® branded offering

Specialty OEM



- Expand 2-wheeler success in Brazil to other regions
- Leverage Imron® branded offering
- Segment-focused color strategy

Bus and Rail



- China expansion to mainstream and economy segments
- Leverage high speed rail success
- SprayFlex FS™ interior floor coatings

General Aviation



- Leverage approvals with Textron, Gulfstream, etc.
- Expand color palette for high value applications
- Align Imron® brands and offerings to segment
- Strategic alignments and capabilities

Body Builders / Trailers



- Differentiation through strong HDT color leverage
- Developing a segment-focused distribution strategy

AXALTA COATING SYSTEMS 51 PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS Light Vehicle Coatings delivered to OEM E-Coat applied after pre-treat Primer, Basecoat & Clearcoat applied Quality inspections between layers 52 The OEM Paint Process

APPENDIX

AXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation Note: Numbers might not foot due to rounding. 54 ($ in millions) FY 2016 Q1 2016 Q1 2017 LTM 3/31/2017 Net Income $48 $32 $66 $82 Interest Expense, net 178 50 36 164 Provision for Income Taxes 40 13 10 37 Depreciation & Amortization 322 76 82 328 Reported EBITDA $588 $171 $194 $611 A Debt extinguishment and refinancing related costs 98 - - 98 B Foreign exchange remeasurement (gains) losses 31 8 (1) 22 C Long-term employee benefit plan adjustments 2 1 - 1 D Termination benefits and other employee related costs 62 2 1 61 E Consulting and advisory fees 10 3 - 7 F Offering and transactional costs (gains) 6 - (1) 5 G Stock-based compensation 41 10 10 41 H Other adjustments 5 2 - 3 I Dividends in respect of noncontrolling interest (3) (2) - (1) J Asset impairment 68 - - 68 Total Adjustments $319 $24 $9 $304 Adjusted EBITDA $907 $195 $203 $915

AXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation (cont’d) 55 A. During the year ended December 31, 2016 we prepaid principal on our term loans, resulting in non-cash extinguishment losses of $10 million. Additionally, we amended our Credit Agreement and refinanced our indebtedness, resulting in additional losses of $88 million. We do not consider these items to be indicative of our ongoing operating performance. B. Eliminates foreign exchange (gains) and losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of the impacts of our foreign currency instruments used to hedge our balance sheet exposures. Exchange effects attributable to the remeasurement of our Venezuelan subsidiary represented losses of $2 million, $7 million and $24 million for 1Q 2017, 1Q 2016 and year ended December 31, 2016, respectively. C. Eliminates the non-cash, non-service cost components of long-term employee benefit costs. D. Represents expenses primarily related to employee termination benefits including our initiative to improve the overall cost structure within the European region as well as costs associated with our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. E. Represents fees paid to consultants for professional services primarily related to our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. F. Represents costs associated with the secondary offerings of our common shares by Carlyle, acquisition-related costs, including changes in the fair value of contingent consideration associated with our acquisitions, all of which are not considered indicative of our ongoing operating performance. G. Represents non-cash costs associated with stock-based compensation. H. Represents costs for certain non-operational or non-cash (gains) losses, unrelated to our core business and which we do not consider indicative of ongoing operations, including equity investee dividends, indemnity losses (gains) associated with the Acquisition, losses (gains) on sale and disposal of property, plant and equipment, losses (gains) on the remaining foreign currency derivative instruments and non-cash fair value inventory adjustments associated with our business combinations. I. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not wholly owned, which are reflected to show cash operating performance of these entities on Axalta’s financial statements. J. As a result of currency devaluations in Venezuela, we recorded non-cash impairment charges relating to a real estate investment of $11 million during the year ended December 31, 2016. Additionally, during the year ended December 31, 2016, we recorded a $58 million non-cash impairment on long-lived assets associated with our Venezuela operations. We do not consider these impairments to be indicative of our ongoing operating performance.

Thank you! Investor Contact: Chris Mecray, VP IR Christopher.Mecray@axaltacs.com 215-255-7970